UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Merger of Densen and Royaltech

On September 9, 2008, pursuant to a certain share exchange agreement, Royaltech Corp. (“Royaltech”) (i) issued and sold 400,000 shares of its common stock, par value $0.0001 per share for an aggregate sum of $150,000 and (ii) completed a stock exchange transaction with shareholders of Densen Equipment Limited (“Densen”) whereby the shareholders of Densen acquired approximately 91.3% ownership of Royaltech through the issuance of 16,720,354 shares of its common stock to the shareholders of Densen in exchange for 100% of the outstanding shares of Densen.

Anticipated Accounting Treatment of the Acquisition Transaction

For accounting purposes, the transaction is being accounted for as a reverse merger, since the stockholders of Densen will own a majority of the issued and outstanding shares of common stock of Royaltech, and the directors and executive officers of Densen became the directors and executive officers of Royaltech. This acquisition is being accounted for at historical cost in a manner similar to that in pooling of interests method since the former stockholders of Densen acquired a majority of the outstanding shares of Royaltech. The historical financial statements will be those of Densen.

The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2007 and six months ended June 30, 2008 and gives effect to the merger of Densen and Royaltech as if the transaction occurred on January 1, 2007 and January 1, 2008. The following unaudited pro forma condensed combined balance sheets as of June 30, 2008 to give effect to the transactions above as if they occurred on June 30, 2008.

The pro forma statements of operations described above were derived from the audited and unaudited financial statements of Densen for the year ended December 31, 2007 and the six months ended June 30, 2008, respectively and the audited and unaudited financial statements of Royaltech for the year ended September 30, 2007 and the six months ended March 31, 2008. The pro forma balance sheet has been derived from the balance sheets of Densen and Royaltech as of June 30, 2008.

You are being provided this information to aid in your analysis of the financial aspects of the merger. This information has been derived from the audited and un-audited financial statements of Densen as of and for the year ended December 31, 2007 and six months ended June 30, 2008 and the audited and un-audited financial statements of Royaltech for the respective periods. The pro forma adjustments are based on available information and assumptions that are believed to be are reasonable. The unaudited pro forma condensed financial information does not purport to represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. Densen and Royaltech do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the Densen and Royaltech audited financial statements and related notes included elsewhere in this proxy statement.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2008
(UNAUDITED)
(in U.S. dollars)

	Densen	Royaltech	Combination	Adjustments		Pro Forma
Assets
Cash and cash equivalents	423,410	16,757	440,167	99,680	(3)	539,847
Accounts receivable	1,772,608	-	1,772,608			1,772,608
Other receivables	1,553,575	3,252	1,556,827	(3,252	)(3)	1,553,575
Advance to suppliers	2,040,945		2,040,945			2,040,945
Due from related party	291,052	-	291,052			291,052
Prepayments and other receivables	10,471	60,000	70,471	(60,000	)(3)	10,471
Tax recoverable	448,156		448,156			448,156
Inventories	4,843,112	-	4,843,112			4,843,112
Total current assets	11,383,329	80,009	11,463,338	36,428		11,499,766
						-
Long-term Investments	1,193,283	-	1,193,283	-		1,193,283
Net property, plant and equipment	21,282,795	-	21,282,795			21,282,795
Construction in progress	391,804		391,804			391,804
Intangible assets	578,330	-	578,330			578,330
Land use right	3,086,726		3,086,726			3,086,726
Other assets	-	-				-
Total assets	37,916,267	80,009	37,996,276	36,428		38,032,704

Liabilities and stockholders' equity
Accounts payable	4,556,939	17,194	4,574,133	(17,194	)(3)	4,556,939
Advance from customers	253,991		253,991			253,991
Salary payable	49,037		49,037			49,037
Accrued liabilities	310,293	6,106	316,399	110,331	(3)	426,730
Due to related parties	1,389,774	30,272	1,420,046	(30,272	)(3)	1,389,774
Minority interest	15,300,621		15,300,621			15,300,621
			-			-
Common stock	15,184,900	119	15,185,019	(15,184,900	)(1)	1,831
			-	1,672	(2)
				40	(3)
Additional paid-in capital		347,719	347,719	15,184,900	(1)	15,183,069
				(1,672	)(2)
				149,960	(3)
				(565,338	)(4)
				67,500	(5)
Donated Capital		67,500	67,500	(67,500	)(5)	-
Retained earnings(deficit)	(1,669,319)	(388,901)	(2,058,220)	565,338	(4)	(1,669,319)
				(176,437	)(3)
Accumulated other comprehensive income	2,540,031	-	2,540,031			2,540,031
Stockholders' equity	16,055,612	26,437	16,082,049	(26,437)		16,055,612
Total liabilities and stockholders' equity	37,916,267	80,009	37,996,276	36,428		38,032,704

(1)	Elimination of common stock of Densen
(2)	16,720,354 shares of Royaltech common stock issued to Densen
(3)	Adjustments reflect the transactions before merger
(4)	Elimination of retained earnings of Royaltech before acquisition date
(5)	Transfer to additional paid in capital

The following pro forma Condensed Consolidated Statement of Operations is prepared to reflect financial results as if the Closing occurred prior to the beginning of the financial period being presented and after giving effect to the Private Placement. The pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the Closing and Private Placement had actually occurred before December 31, 2007.

UNAUDITED PRO FORMA CONSENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(in U.S. dollars)

	Densen	Royaltech	Combination	Adjustments		Pro Forma
Revenues	8,660,202	0	8,660,202			8,660,202
Cost of revenues	(8,559,947)	0	(8,559,947)			(8,559,947)
Gross profit	100,255	0	100,255	0		100,255
Sales and marketing expenses	(123,747)		(123,747)			(123,747)
Foreign exchange gain		4,688	4,688			4,688
General and administrative expenses	(683,837)	(90,873)	(774,710)			(1,074,710)
Impairment loss of assets	(639,251)		(639,251)			(639,251)
Income (loss) from operations	(1,346,580)	(86,185)	(1,432,765)	0		(1,732,765)
Interest (expenses) income, net	(193,920)	250	(193,670)			(193,670)
Other income (expenses), net	(753)	(24,973)	(25,726)			(25,726)
Government grant income	65,641		65,641			65,641
Provision (benefit) for income taxes	0	0	0			0
Minority interest	102,041		102,041			102,041
Net income(loss)	(1,373,571)	(110,908)	(1,484,479)	0		(1,886,520)

Other comprehensive income	1,005,899		1,005,899			1,005,899

Comprehensive income	(367,672)	(110,908)	(478,580)	0		(880,621)
Pro forma weighted average number of common shares
Basic and diluted	0	16,132,500	16,132,500	2,063,354	(1)	18,195,854
Pro forma net income (loss) per share
Basic and diluted		$(0.01)	$(0.09)			$(0.10)

(2)	Issuance 17,120,354 shares for merger and effect of 15/1 reverse split of Royaltech occurred in 2008.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the six months ended June 30, 2008
(in U.S. dollars)

	Densen	Royaltech	Combination	Adjustments		Pro Forma
Revenues	20,121,871	0	20,121,871			20,121,871
Cost of revenues	(18,280,610)	0	(18,280,610)			(18,280,610)
Gross profit	1,841,261	0	1,841,261	0		1,841,261
Foreign exchange (gain) loss		(458)	(458)			(458)
Sales and marketing expenses	(114,040)		(114,040)			(114,040)
General and administrative expenses	(745,776)	(36,641)	(782,417)			(782,417)
Impairment loss of assets	13,135		13,135			13,135
Income (loss) from operations	994,580	(37,099)	957,481			957,481
Interest (expenses) income, net	44,699	(39)	44,660			44,660
Other income (expenses), net	8,819	506	9,325			9,325
Government grant income	70,695		70,695			70,695
Provision (benefit) for income taxes	(290,254)	0	(290,254)			(290,254)
Minority interest	(374,903)		(374,903)			(374,903)
Net income(loss)	453,636	(36,632)	417,004	0		417,004

Other comprehensive income	982,268		982,268			982,268

Comprehensive income	1,435,904	(36,632)	1,399,272	0		1,399,272
Pro forma weighted average number of common shares
Basic and diluted	-	1,155,567	$1,155,567	17,120,354	(1)	18,275,921
Pro forma net income (loss) per share
Basic and diluted	-	$(0.03)	$0.36			$0.02

(1)	Issuance 17,120,354 shares for merger